M2M BUSINESS OF ANYDATA	12 Months Ended
Dec. 31, 2015
Business Acquisition [Line Items]
ACQUISITION OF M2M BUSINESS OF ANYDATA
M2M business of AnyDATA

On October 16, 2013, we completed the acquisition of substantially all of the M2M embedded module and modem related assets of AnyDATA Corporation ("AnyDATA") for cash consideration of $5.2 million.  The acquisition extended our global leadership position in the growing M2M market and offered a significantly enhanced market position for us in key segments, as well as new geographical expansion into Korea. AnyDATA’s results of operations and fair value of assets acquired and liabilities assumed are included in our consolidated financial statements from the date of acquisition.

We accounted for the transaction using the acquisition method and accordingly, the consideration has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values, as at October 16, 2013.  The excess of the purchase price over the final value assigned to the net assets acquired was recorded as goodwill.

The following table summarizes the final amounts of the assets acquired and liabilities assumed recognized at the acquisition date:

$
Assets acquired
Inventory	1,296
Machinery and equipment	68
Identifiable intangible assets	1,793
Goodwill	2,061
5,218
Liabilities assumed
Accrued liabilities	22
Fair value of net assets acquired	5,196

The goodwill of $2.1 million resulting from the acquisition offers us a significantly enhanced market position.  Goodwill was assigned to the OEM Solutions segment and is not deductible for tax purposes.

The following table provides the components of the identifiable intangible assets acquired that are subject to amortization:

	Estimated useful life (in years)	$
Customer relationships	5	1,284
Existing technology	3	385
In-process research and development	2	124
		1,793